                              AMENDMENT NO. 19 TO
                        AUTOMATIC REINSURANCE AGREEMENT
                        EFFECTIVE AS OF DECEMBER 1, 2004
                                  (Agreement)

                                    between

                      METROPOLITAN LIFE INSURANCE COMPANY
                                    (Cedent)

                                      and

                        EXETER REASSURANCE COMPANY, LTD.
                                  (Reinsurer)

The Agreement is hereby amended, as of September 30, 2012, as follows:

     1. The attached Schedule A, Plans of Reinsurance, amends and, as amended, restates Schedule A, Plans of Reinsurance.

     2. The attached Exhibit II, Reinsurance Premiums, amends and, as amended, restates Exhibit II, Reinsurance Premiums.

This Amendment No. 19 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 19 to be signed in duplicate counterparts as of the date first above written.

METROPOLITAN LIFE INSURANCE COMPANY

By:     /s/ Roberto Baron
        -------------------------------

Name:   Roberto Baron
        -------------------------------

Title:  Vice President
        -------------------------------

EXETER REASSURANCE COMPANY, LTD.

By:     /s/ Christopher Kremer
        -------------------------------

Name:   Christopher Kremer
        -------------------------------

Title:  Vice President and Actuary
        -------------------------------

                                   SCHEDULE A

                              PLANS OF REINSURANCE

A.   Reinsurer's Percentage:

          100% of the business described herein.

B.   Effective Date:

          December 1, 2004

C.   Reinsured Contracts:

     METROPOLITAN LIFE INSURANCE COMPANY

     DEFERRED ANNUITY CONTRACTS
     --------------------------

     Preference Plus Select Variable Annuity - All Share Classes
     Preference Premier - All Share Classes

     FORM NUMBERS
     ------------

     Guaranteed Minimum Death Benefits Ceded:
     ----------------------------------------

     Fifth Year Step-up: Form ML-535 (07/01)
     Annual Step-Up: Form ML-550 (07/01)
     Greater of Annual Step-Up and 5% Rollup: Form ML-540(07/01)
     Enhanced Death Benefit: Form ML-640-1 (4/08)
     Enhanced Death Benefit II: Form ML-640-1 (4/08) & Endorsement ML-RMD
        (7/10)-E
     Enhanced Death Benefit III: Form ML-640-1 (4/08) & Endorsement ML-RMD
        (7/10)-E
     Enhanced Death Benefit Max: Form ML-640-1 (4/08) & Endorsement ML-RMD
        (7/10)-E
     Enhanced Death Benefit Max II: Form ML-640-1 (4/08) & Endorsement ML-RMD
        (7/10)-E
     Enhanced Death Benefit Max III: Form ML-640-1 (4/08) & Endorsement ML-RMD
        (7/10)-E
     Enhanced Death Benefit Max IV: Form ML-640-1 (4/08) & Endorsement ML-RMD
        (7/10)-E
     Additional Death Benefit - Earnings Preservation Benefit (EPB): ML-570
        (07/01)

     Guaranteed Minimum Income Benefits Ceded:
     -----------------------------------------

     Guaranteed Minimum Income Benefit: Form ML-560 (07/01)
     Guaranteed Minimum Income Benefit II: Form ML-560-1 (03/03)
     Guaranteed Minimum Income Benefit Plus: Form ML-560-2 (05/05)
     Guaranteed Minimum Income Benefit Plus: Form ML-560-4 (4/08)
     Guaranteed Minimum Income Benefit Plus: Form ML-560-5-NY (7/08)
     Guaranteed Minimum Income Benefit Plus III: ML-560-4 (4/08) or ML-560-8-NY
        (11/10) or ML-560-6 (11/10) & Endorsement ML-RMD (7/10)-E / Endorsement ML-RMD-NY (7/10)-E
     Guaranteed Minimum Income Benefit Plus IV: Form ML-560-4 (4/08),
        ML-560-10-NY (9/11), ML-560-7 (9/11) & Endorsement ML-RMD (7/10)-E /
        Endorsement ML-RMD-NY (7/10)-E

     Guaranteed Minimum Income Benefit Max: Form ML-560-4 (4/08) or ML-560-9-NY
        (9/10) & Endorsement ML-RMD (7/10)-E / Endorsement ML-RMD-NY (7/10)-E Guaranteed Minimum Income Benefit Max II: Form ML-560-4 (4/08) ,
        ML-560-11-NY (9/11), ML-560-8 (9/11) or Endorsement ML-RMD (7/10)-E /
        Endorsement ML-RMD-NY (7/10)-E
     Guaranteed Minimum Income Benefit Max III: Form ML-560-4 (4/08) ,
        ML-560-12-NY (12/11), ML-560-9 (12/11), ML-560-5 (9/10), or Endorsement
        ML-RMD (7/10)-E / Endorsement ML-RMD-NY (7/10)-E
     Guaranteed Minimum Income Benefit Max IV: Form ML-560-4 (4/08) ,
        ML-560-13-NY (6/12), ML-560-11 (8/12), or Endorsement ML-RMD (7/10)-E /
        Endorsement ML-RMD-NY (7/10)-E

     Guaranteed Withdrawal Benefits Ceded:
     -------------------------------------

     Guaranteed Withdrawal Benefit: Form ML-690-1 (7/04)
     Guaranteed Withdrawal Benefit: Form ML-690-2 (11/05)
     Lifetime Guaranteed Withdrawal Benefit: Form ML-690-3 (6/06)
     Lifetime Withdrawal Guaranteed Benefit (2008 Version): Form ML-690-4 (4/08)
        or ML-690-4 (7/08) or ML-690-5 (7/09) or ML-690-6-NY (7/09)

     Guaranteed Minimum Accumulation Benefits Ceded:
     -----------------------------------------------

     Guaranteed Minimum Accumulation Benefit: Form ML-670-1 (11/05)

                                   EXHIBIT II

                              REINSURANCE PREMIUMS

A.   GMDB PROGRAM

                                                                      REINSURANCE PREMIUM
         GMDB PROGRAM                     PRODUCTS COVERED               (BASIS POINTS)
------------------------------  ------------------------------------  --------------------
Fifth Year Step-up                          All Products                      10.00

Annual Step-up                      Plan Codes: 225010, 225011,               10.00
                                  225020, 225021, 225030, 225031,
                                     225050, 225110, and 225150

Annual Step-up                            Other Plan Codes                    20.00

Greater of Annual Step-             Plan Codes: 225010, 225011,               25.00
Up and 5% Rollup                  225020, 225021, 225030, 225031,
                                     225050, 225110, and 225150

Greater of Annual Step-                   Other Plan Codes                    35.00
Up and 5% Rollup

Enhanced Death Benefit            All Products sold before May 4,            65.00*
                                        2009, Issue Age 0-69

Enhanced Death Benefit          All Products sold on or after May 4,          75.00
                                        2009, Issue Age 0-69

Enhanced Death Benefit             All Products sold on or before            85.00*
                                 February 20, 2009, Issue Age 70-75

Enhanced Death Benefit          All Products sold after February 20,         90.00*
                                 2009 and before May 4, 2009, Issue
                                             Age 70-75

Enhanced Death Benefit          All Products sold on or after May 4,          95.00
                                       2009, Issue Age 70-75

Enhanced Death Benefit II          All Products, Issue Ages 0-69              65.00

Enhanced Death Benefit II          All Products, Issue Ages 70-75            115.00

Enhanced Death Benefit Max         All Products, Issue Ages 0-69              65.00

Enhanced Death Benefit Max         All Products, Issue Ages 70-75            115.00

Enhanced Death Benefit III         All Products, Issue Ages 0-69              65.00

Enhanced Death Benefit III         All Products, Issue Ages 70-75            115.00

Enhanced Death Benefit Max II      All Products, Issue Ages 0-69              65.00

Enhanced Death Benefit Max II      All Products, Issue Ages 70-75            115.00

Enhanced Death Benefit Max III     All Products, Issue Ages 0-69              65.00

Enhanced Death Benefit Max III     All Products, Issue Ages 70-75            115.00

                                                                      REINSURANCE PREMIUM
         GMDB PROGRAM                     PRODUCTS COVERED               (BASIS POINTS)
------------------------------  ------------------------------------  --------------------
Enhanced Death Benefit Max IV      All Products, Issue Ages 0-69              65.00

Enhanced Death Benefit Max IV      All Products, Issue Ages 70-75            115.00

Earnings Preservation Benefit               All Products                      25.00

*Prior to May 4, 2009, if the Enhanced DB is elected in combination with Guaranteed Minimum Income Benefit Plus (Form ML-560-4), there will be a 5 bps reduction in the fee

B.   INCOME PROGRAM

                                                                       REINSURANCE PREMIUM
    INCOME PROGRAM                     PRODUCTS COVERED                   (BASIS POINTS)
-----------------------  --------------------------------------------  --------------------
GMIB                        All Products sold prior to May 1, 2003              35

GMIB & GMIB II                Plan codes 225080, 225090, 2250A0,                45
                           2250A1, 2250B0, 2250B1, 2250C0, 2250C1,
                           2250D0, 2250D1, 2250E0, 2250E1, 2250L0,
                         2250L1, 225180, and 2251B0 sold after April
                           30, 2003 and before May 1, 2005 if GMDB
                           program is Annual Step or Max of Annual
                                       Step and Rollup

GMIB & GMIB II           All other Products sold after April 30, 2003           50
                         and before May 1, 2005 and for All Products
                                   sold after April 30,2005

GMIB Plus: Forms ML-      All Products sold after April 30, 2005 and            75
560-2 and ML-560-4                before February 26, 2007.

GMIB Plus: Forms ML-      All Products sold on or after February 26,            80
560-2 and ML-560-4         2007 and on or before February 20, 2009.

GMIB Plus: Form ML-      All Products sold on or before February 20,            75
560-5                                        2009

GMIB Plus: Forms ML-      All Products sold after February 20, 2009             100
560-2, ML-560-4 and
ML-RMD (7/10)-E

GMIB Plus: Form ML-       All Products sold after February 20, 2009             95
560-5 and ML-560-8-
NY

GMIB Plus III: Form                      All Products                           100
ML-560-4 or Form ML-
560-6 (11/10) & ML-
RMD (7/10)-E or
ML-560-9-NY (11/10)
and ML-RMD-NY
(7/10)-E

                                                                       REINSURANCE PREMIUM
    INCOME PROGRAM                     PRODUCTS COVERED                   (BASIS POINTS)
-----------------------  --------------------------------------------  --------------------
GMIB Max:                                All Products                           100
Form ML-560-4 & ML-
RMD (7/10)-E or
ML-560-9-NY (9/10)
and ML-RMD-NY
(7/10)-E

GMIB Plus IV: Form                       All Products                           100
ML-560-4 (4/08) or ML-
560-7-(9/11) & ML-RMD
(7/10)-E or ML-560-10-
NY (9/11) & ML-RMD-
NY (7/10)-E

GMIB Max II:                             All Products                           100
Form ML-560-4 (4/08)
or ML-560-8-(9/11) &
ML-RMD (7/10)-E or
ML-560-11-NY (9/11) &
ML-RMD-NY (7/10)-E

GMIB Max III:                            All Products                           100
Form ML-560-4 (4/08)
or ML-560-9-(12/11) or
ML-560-5 (9/10) & ML-
RMD (7/10)-E or ML-
560-12-NY (12/11) &
ML-RMD-NY (7/10)-E

GMIB Max IV:                             All Products                           100
Form ML-560-4 (4/08)
or ML-560-11-(8/12) &
ML-RMD (7/10)-E or
ML-560-13-NY (6/12) &
ML-RMD-NY (7/10)-E

C.   WITHDRAWAL PROGRAM

                                                                             REINSURANCE PREMIUM
   WITHDRAWAL PROGRAM                      PRODUCTS COVERED                     (BASIS POINTS)
-------------------------  ------------------------------------------------  --------------------
Guaranteed Withdrawal                  All Products sold before                      50.00
Benefit                                     July 16, 2007

Guaranteed Withdrawal        All Products sold on or after July 16, 2007             55.00
Benefit

Lifetime GWB - Single                        All Products                            50.00
Life Version

Lifetime GWB - Joint Life                    All Products                            70.00
Version

Lifetime GWB (2008         All Products sold on or before February 20, 2009          65.00
Version) - Single Life
Version

Lifetime GWB (2008         All Products sold on or before February 20, 2009          85.00
Version) - Joint Life
Version

Lifetime GWB (2008            All Products sold after February 20, 2009             125.00
Version) - Single Life
Version

Lifetime GWB (2008            All Products sold after February 20, 2009             150.00
Version) - Joint Life
Version

D.   ACCUMULATION PROGRAM

                                                                             REINSURANCE PREMIUM
 ACCUMULATION PROGRAM                      PRODUCTS COVERED                     (BASIS POINTS)
-------------------------  ------------------------------------------------  --------------------
Guaranteed Accumulation                      All Products                           75.00
Benefit